UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 5th Avenue, 22nd Floor New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 16, 2022, UiPath, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 384,528,568 shares of the Company’s Class A and Class B common stock were represented in person or by proxy, which represented 95.21% of the voting power of the shares issued and outstanding and entitled to vote, constituting a quorum.
At the Annual Meeting, the Company’s stockholders voted on the two proposals set forth below, (1) the Election of Directors and (2) Ratification of the Selection of Independent Registered Public Accounting Firm. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 4, 2022.
At the Annual Meeting, the vote on the proposal to elect nine (9) directors to serve on the Company’s Board until the 2023 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until their earlier death, disability, resignation, retirement, disqualification, or removal from office, was as follows:

	FOR	WITHHELD	BROKER NON-VOTE
Daniel Dines	3,098,440,618	53,775,195	35,706,188
Philippe Botteri	3,085,843,765	66,372,048	35,706,188
Carl Eschenbach	3,043,940,703	108,275,110	35,706,188
Michael Gordon	3,097,483,744	54,732,069	35,706,188
Kim Hammonds	3,097,133,210	55,082,603	35,706,188
Daniel Springer	3,096,666,131	55,549,682	35,706,188
Laela Sturdy	3,097,872,666	54,343,147	35,706,188
Jennifer Tejada	3,046,471,125	105,744,688	35,706,188
Rich Wong	3,094,513,745	57,702,068	35,706,188

At the Annual Meeting, the vote to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023, was as follows:

FOR	AGAINST	ABSTAIN
3,185,288,528	551,206	2,082,267
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date: June 22, 2022